                                                               EXHIBIT 10.17.11

                                AMENDMENT NO. 5

                  AMENDMENT NO. 5 dated as of March 15, 2002 to the Credit Agreement referred to below, between CHART INDUSTRIES, INC., a Delaware corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); the Subsidiary of the Borrower identified under the
               --------
caption "SUBSIDIARY BORROWER" on the signature pages hereto (the "Subsidiary
                                                                  ----------
Borrower"); each of the Subsidiaries of the Borrower identified under the
--------
caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and,
                                               ---------------------
together with the Borrower and the Subsidiary Borrower, the "Obligors"); each
                                                             --------
of the lenders that is a signatory hereto (individually, a "Lender" and,
                                                            ------
collectively, the "Lenders"); and JPMORGAN CHASE BANK (as successor to The Chase Manhattan Bank), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative
                                                              --------------
Agent").

                  The Borrower, the Subsidiary Borrower, the Subsidiary Guarantors, each of the lenders that is a signatory thereto and the Administrative Agent are parties to a Credit Agreement dated as of April 12, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions
     ----------------
thereof, for loans and other extensions of credit to be made by said lenders to the Borrower in an aggregate principal or face amount as specified therein. The Borrower, the Subsidiary Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1.  Definitions.  Except as otherwise defined in this
                              -----------
Amendment No. 5, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2.  Amendments.  Subject to the satisfaction of the
                              ----------
conditions precedent specified in Section 5, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and by amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

                  "Amendment No. 5" means Amendment No. 5 dated as of March 15,
                   ---------------
2002 to this Agreement.

                                Amendment No. 5
                                ---------------

                  "Amendment No. 5 Effective Date" means the date as of which
                   ------------------------------
         Amendment No. 5 shall become effective.

                  "Applicable Margin" means, for any day, with respect to any
                   -----------------
         ABR Loan (including any Swingline Loan) or Eurodollar Loan, as the case may be, of any Class the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread" with respect to such Class, respectively, based upon the Leverage Ratio as of the most recent determination date:

========================= =================== ================= =================== ===================
                                                 Eurodollar
                            ABR Spread for       Spread for
    Leverage Ratio:        Revolving Credit      Revolving
                            Loans and Term      Credit Loans      ABR Spread for    Eurodollar Spread
                                Loan A        and Term Loan A      Term Loan B       for Term Loan B
------------------------- ------------------- ----------------- ------------------- -------------------
       Category 1
       ----------
                                  3.25%            4.25%              3.75%               4.75%
Greater than 6.00 to 1
------------------------- ------------------- ----------------- ------------------- -------------------
       Category 2
       ----------
                                  3.00%            4.00%              3.50%               4.50%
 Less than or equal to
 6.00 to 1 and greater
     than 5.50 to 1
------------------------- ------------------- ----------------- ------------------- -------------------
       Category 3
       ----------
                                  2.75%            3.75%              3.25%               4.25%
 Less than or equal to
 5.50 to 1 and greater
     than 4.00 to 1
------------------------- ------------------- ----------------- ------------------- -------------------
       Category 4
       ----------
                                 2.50%             3.50%              3.25%               4.25%
 Less than or equal to
 4.00 to 1 and greater
     than 3.50 to 1
------------------------- ------------------- ----------------- ------------------- -------------------
       Category 5
       ----------
                                 2.25%             3.25%              3.25%               4.25%
 Less than or equal to
 3.50 to 1 and greater
     than 3.00 to 1
------------------------- ------------------- ----------------- ------------------- -------------------
       Category 6
       ----------
                                 2.00%             3.00%              3.25%               4.25%
 Less than or equal to
          3.00
========================= =================== ================= =================== ===================


         For purposes of the foregoing, (a) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 6.01(a) or (b) and (b) each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date three Business Days after delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in
                 --------
         Category 1 above (i) at any time that an Event of Default has occurred and is continuing (and has not been waived in accordance with the terms of this Agreement) and (ii) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to

                                Amendment No. 5
                                ---------------

         Section 6.01(a) or (b) and/or the related compliance certificate, during the period from the expiration of the time for delivery thereof until such consolidated financial statements and compliance certificate are so delivered.

                  Notwithstanding the foregoing, the Applicable Margin with respect to Incremental Revolving Credit Loans of any Series, shall be 3.50% for ABR Loans and 4.50% for Eurodollar Loans.

                  "Available Cash" means, on any day, the balance of the funds
                   --------------
         and Permitted Investments held, and deposited pursuant to Section 2.09(b), in the Collateral Account (as defined in the Security Agreement) on such day.

                  "Debt Incurrence" means the incurrence of any Indebtedness by
                   ---------------
         the Borrower or any Subsidiary Guarantor after the Effective Date, provided that Debt Incurrence shall not include Indebtedness permitted
         --------
         under clauses (a), (b) and (c) of Section 7.01.

                  "Deferred Term Loan Amortization Amount" means, with respect
                   --------------------------------------
         to Term Loan A, $26,682,875, representing that portion of the aggregate principal installments of such Term Loan due at any time during the period commencing on March 15, 2002 and ending on March 31, 2003 in accordance with the scheduled amortization of such Term Loan in effect immediately prior to Amendment No. 5, as to which, as a result of the amendments in Section 2.05 of Amendment No. 5, payment shall have been deferred to the Term Loan A Maturity Date pursuant to Amendment No. 5.

                  "EBITDAR" means, for any period, the sum, for the Borrower and
                   -------
         its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following for such period:
         (a) net income for such period plus (b) to the extent deducted in
                                        ----
         computing such net income, the sum of (i) income tax expense, plus (ii)
                                                                       ----
         depreciation and amortization for such period (including amortization of any goodwill or other intangibles), plus (iii) Interest Expense for
                                                ----
         such period plus (iv) all other non-cash, extraordinary charges plus
                     ----                                                ----
         (v) Restructuring Charges for such period minus (c) to the extent added
                                                   -----
         in computing such net income, the sum of (i) any gains and losses attributable to any fixed asset sales and (ii) any non-cash, extraordinary gains; provided that, without duplication, if during any
                              --------
         period for which EBITDAR is being determined, the Borrower or any of its Subsidiaries shall have made any Disposition, EBITDAR shall be determined for purposes of this Agreement by excluding the EBITDAR of any business, assets or Person subject to such Disposition (to the extent not already reflected in the relevant financial statements of the Borrower) for such period as if such Disposition had been made or consummated on the first day of such period.

                  "Excess Cash Flow" means, for any period, (a) EBITDAR for such
                   ----------------
         period minus (b) the sum of (i) Capital Expenditures made during such
                -----
         period (except for any such Capital Expenditures to the extent financed with the proceeds of purchase money Indebtedness or Capital Lease Obligations incurred during such period) plus (ii) the aggregate amount
                                                  ----
         of Debt Service for such period (excluding any prepayment made during such period pursuant to Section 2.10(b)(iv)) plus (iii) the aggregate
                                                      ----
         amount of

                                Amendment No. 5
                                ---------------
         income taxes paid in cash by the Borrower and its Subsidiaries during such fiscal year plus (iv) the aggregate amount of cash dividends paid
                          ----
         by the Borrower on its common stock during such period under Section 7.05(d) plus (v) the aggregate amount paid by the Borrower during such
                 ----
         period in respect of the repurchase of its common stock under Section 7.05(c) plus (or minus) (c) an amount equal to the decrease (or
                 ----     -----
         increase, as the case may be) in Net Working Capital during such period (to the extent not taken into account in any of the foregoing clauses) minus (d), for purposes of calculating Excess Cash Flow under
                  -----
         the first sentence of Section 2.10(b)(iv), an amount equal to 20% of the excess (if any) of Excess Cash Flow over Forecasted Excess Cash Flow for such period.

                  "EYCF Report" has the meaning assigned to such term in Section
                   -----------
         6.13.

                  "Fixed Charge Coverage Ratio" means, as at any date, the ratio
                   ---------------------------
         of (a) (i) EBITDAR for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date minus (ii) Capital
                                                             -----
         Expenditures for such period to (b) Fixed Charges for such period.

                  "Forecasted Excess Cash Flow" means, for the period of two
                   ---------------------------
         fiscal quarters ending on each June 30, 2002 and December 31, 2002, the amount of Excess Cash Flow projected by the Borrower for such period as set forth in Schedule X.

                  "Interest Coverage Ratio" means, as at any date of
                   -----------------------
         determination thereof, the ratio of (a) EBITDAR for the period of four fiscal quarters ending on or most recently ended prior to such date (after deducting therefrom any income on Available Cash for such period) to (b) Interest Expense for such period.

                  "Interest Expense" means, for any period, the sum, for the
                   ----------------
         Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness (including the interest component of any payments in respect of Capital Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amount payable (or minus the net amount
                      ----                                -----
         receivable) under Hedging Agreements relating to interest during such period (whether or not actually paid or received during such period); provided that, for any day on which the amount of Available Cash shall
         --------
         be positive, interest for such day on a portion of the Revolving Credit Loans equal to the amount of such Available Cash shall be excluded from interest for purposes of this definition.

                  "Leverage Ratio" means, as at any date of determination
                   --------------
         thereof, the ratio of (a) the difference between (i) all Funded Indebtedness of the Borrower and its Subsidiaries (determined on a consolidated basis, without duplication, in accordance with GAAP) as at such date minus (ii) Available Cash as at such date to (b) EBITDAR for
                   -----
         the period of four fiscal quarters ending on or most recently ended prior to such date.

                  "Minimum Prepayment Amount" means (a) for all purposes hereof
                   -------------------------
         other than Section 6.15, mandatory prepayments made by the Borrower pursuant to Section 2.10(b)

                                Amendment No. 5
                                ---------------
         after the Amendment No. 5 Effective Date in an aggregate minimum amount equal to $75,000,000, provided that (i) not more than $37,500,000 of
                               --------
         such amount may result from Casualty Events and/or Dispositions pursuant to Section 2.10(b)(i) and 2.10(b)(v), respectively, and (ii) the sale of the Cryogenic pump business shall count toward the Minimum Prepayment Amount regardless of whether such sale or the mandatory prepayment of the Net Cash Proceeds thereof shall be consummated on or prior to the Amendment No. 5 Effective Date) and (b) for purposes of
         Section 6.15, mandatory prepayments made by the Borrower pursuant to
         Section 2.10(b) after the Amendment No. 5 Effective Date in an aggregate minimum amount equal to $50,000,000.

                  "Permitted Investments" means (a) direct obligations of, or
                   ---------------------
         obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof; (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., or from Moody's Investors Services, Inc;
         (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (c) of this definition; and (e) money market mutual funds whose investment guidelines restrict such funds' investments primarily to those satisfying the provisions of clauses (a) through (d) above, and to other investments constituting cash or cash equivalents under GAAP.

                  "Permitted Junior Capital Investment" means (a) an Equity
                   ------------------------------------
         Issuance consisting of common stock (or warrants to purchase common stock) of the Borrower, (b) an Equity Issuance consisting of preferred stock, provided that such preferred stock shall contain terms
                --------
         reasonably acceptable to the Administrative Agent, but in no event (unless the Required Lenders shall otherwise agree) shall contain any provision providing for mandatory redemption thereof prior to a date earlier than one year after the Term Loan B Maturity Date) or (c) any unsecured, subordinated Indebtedness permitted under Section 7.01(d).

                  "Restructuring Charges" means (a) any and all charges or
                   ---------------------
         expenses directly related to the closure or partial closure of a facility or sale of any business unit or product line, including, but not limited to, employee severance, expenses related to moving of assets to another facility, inventory and fixed asset write-downs, lease buyouts, and accelerated warranty liabilities, (b) any and all fees and expenses incurred by the Borrower in connection with Amendment No. 5 and in connection with any Debt Incurrences, Equity Issuances or Dispositions, the Net Available Proceeds of which are

                                Amendment No. 5
                                ---------------
         used to satisfy the Minimum Prepayment Amount, and (c) any and all costs and expenses incurred in connection with the implementation of the actions suggested by and taken pursuant to the EYCF Report; provided that (a) Restructuring Charges incurred on or after January
         --------
         1, 2002 shall not exceed $10,000,000 in the aggregate and (b) Restructuring Charges in respect of obtaining Permitted Junior Capital Investments shall not exceed $2,000,000 in the aggregate.

                  "Supplemental Margin" means (a) for each day during the fiscal
                   -------------------
         quarter commencing on October 1, 2002 that all or any portion of the Minimum Prepayment Amount shall not have been paid, 0.25%, and (b) thereafter, for each day during each subsequent fiscal quarter that all or any portion of the Minimum Prepayment Amount shall not have been paid, the sum of (i) the Supplemental Margin in effect prior to the commencement of such fiscal quarter plus (ii) 0.25%; provided that from
                                             ----             --------
         and after payment in full of the Minimum Prepayment Amount, the Supplemental Margin shall be zero.

                  2.03. Section 1.01 of the Credit Agreement is hereby amended by deleting each of the following definitions in its entirety: "EBIT" and "EBITDA".

                  2.04. Section 2.08 of the Credit Agreement is hereby amended by inserting new clauses (e), (f) and (g) at the end thereof as follows:

                  "(e) Certain Automatic Reductions of Revolving Credit
                       ------------------------------------------------
         Commitments and Incremental Revolving Credit Commitments. The aggregate
         --------------------------------------------------------
         amount of the Revolving Credit Commitments and the Incremental Revolving Credit Commitments, as the case may be, shall be automatically reduced upon any prepayment of Revolving Credit Loans and Incremental Revolving Credit Loans, as the case may be, pursuant to
         Section 2.10(a), and upon any reduction in Revolving Credit Exposure pursuant to the second sentence of Section 2.10(a) that occurs on the sixth Business Day following any expiration or termination of a Letter of Credit, in an amount equal to the amount of such prepayment of Revolving Credit Loans or such reduction in Revolving Credit Exposure, as the case may be.

                                Amendment No. 5
                                ---------------

                  (f) Scheduled Reductions of Revolving Credit Commitments. The
                      ----------------------------------------------------
         aggregate amount of the Revolving Credit Commitments shall be automatically reduced on each of the reduction dates set forth in column (A) below to the amount set forth in column (B) below opposite such reduction date:

         (A)                                   (B)
                                   Revolving Credit Commitment
                                    Reduced to the Following
   Reduction Date:                         Amount ($):
   --------------                          ----------
June 30, 2002                              49,901,165
September 30, 2002                         49,703,495
December 31, 2002                          48,966,725

                  (g) Scheduled Reductions of Incremental Revolving Credit
                      ----------------------------------------------------
         Commitments. The aggregate amount of the Incremental Revolving Credit
         -----------
         Commitments shall be automatically reduced on each of the reduction dates set forth in column (A) below to the amount set forth in column
         (B) below opposite such reduction date:

         (A)                                    (B)
                              Incremental Revolving Credit Commitment
                                     Reduced to the Following
   Reduction Date:                          Amount ($):
   --------------                           ----------
June 30, 2002                                9,980,255
September 30, 2002                           9,940,765
December 31, 2002                            9,793,575
March 31, 2003                                  0"

                                Amendment No. 5
                                ---------------

                  2.05. Clauses (a)(ii), (a)(iii) and (b) of Section 2.09 of the Credit Agreement are hereby amended in their entirety to read as follows:

                  "(ii) to the Administrative Agent for account of the Term A Lenders the outstanding principal amount of the Term Loan A on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date (subject to adjustment pursuant to paragraph (b) of this Section):

Principal Payment Date                          Amount ($)
----------------------                          ----------

December 31, 1999                                2,500,000

March 31, 2000                                   2,500,000
June 30, 2000                                    2,500,000
September 30, 2000                               2,500,000
December 31, 2000                                2,500,000

March 31, 2001                                   2,500,000
June 30, 2001                                    5,000,000
September 30, 2001                               5,000,000
December 31, 2001                                        0

March 31, 2002                                           0
June 30, 2002                                      197,725
September 30, 2002                                 395,450
December 31, 2002                                1,473,950

March 31, 2003                                   6,250,000
June 30, 2003                                    7,500,000
September 30, 2003                               7,500,000
December 31, 2003                                7,500,000

March 31, 2004                                   7,500,000
June 30, 2004                                    8,750,000
September 30, 2004                               8,750,000
December 31, 2004                                8,750,000

Term Loan A Maturity Date                      35,432,875;

                                Amendment No. 5
                                ---------------

                  (iii) to the Administrative Agent for account of the Term Loan B Lenders the outstanding principal amount of the Term Loan B on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date (subject to adjustment pursuant to paragraph (b) of this Section):

Principal Payment Date                             Amount ($)
----------------------                             ----------

December 31, 1999                                    312,500

March 31, 2000                                       312,500
June 30, 2000                                        301,507
September 30, 2000                                   301,507
December 31, 2000                                    301,507

March 31, 2001                                       301,507
June 30, 2001                                        301,507
September 30, 2001                                   301,507
December 31, 2001                                          0

March 31, 2002                                             0
June 30, 2002                                        233,695
September 30, 2002                                   467,390
December 31, 2002                                  1,742,090

March 31, 2003                                       299,090
June 30, 2003                                        299,090
September 30, 2003                                   299,090
December 31, 2003                                    299,090

March 31, 2004                                       299,090
June 30, 2004                                        299,090
September 30, 2004                                   299,090
December 31, 2004                                    299,090

March 31, 2005                                       299,090
June 30, 2005                                     28,263,993
September 30, 2005                                28,263,993
December 31, 2005                                 28,263,993

Term Loan B Maturity Date                         28,263,993

                                Amendment No. 5
                                ---------------

                  (b) Adjustment of Amortization Schedule, Etc. Any prepayment
                      ----------------------------------------
         of a Term Loan of either Class shall be applied to reduce ratably the remaining scheduled installments of such Term Loan. To the extent not previously paid, all Term Loans of each Class shall be due and payable on the Term Loan Maturity Date for such Class.

                  In addition, anything in this Agreement to the contrary notwithstanding, concurrently with any payment of Term Loans on March 31, 2003, or any payment of Revolving Credit Loans or Incremental Revolving Credit Loans as a result of a reduction of Revolving Credit Commitments or Incremental Revolving Credit Commitments on March 31, 2003, the Borrower shall deliver a certificate signed by the President, a Vice President or a Financial Officer to the effect that on the date of such payments, and after giving effect thereto, no Default has occurred and is continuing (it being understood that the determination of whether or not a breach has occurred in respect of the financial covenants set forth in Section 7.09 shall be based upon the Borrower's good faith estimate of the financial results for the relevant fiscal periods ending on said March 31, 2003, which good faith estimate together with related computations of such covenants shall be set forth in such certificate), provided that in the event the Borrower is unable
                               --------
         (or fails) to deliver such certificate concurrently with such payments, then, in lieu of the Administrative Agent's remitting to each Lender the appropriate share of such payments, the Administrative Agent shall deposit the aggregate amount so received from the Borrower on such date into the Collateral Account (which amount shall be subject to application as provided in the Security Agreement)."

                  2.06. Sections 2.10(a) and 2.10(b) of the Credit Agreement are hereby amended in their entirety to read as follows:

                  "(a) Optional Prepayments. The Borrower shall have the right
                       --------------------
         at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section, provided that (i)
                                                               --------
         the Borrower shall not prepay any Loans of any Class (other than a prepayment of Revolving Credit Loans concurrently with the issuance of a Letter of Credit in a face amount equal to such prepayment) unless it shall concurrently therewith prepay Loans of all Classes in such amount as shall be necessary so that the Lenders of each Class receive a prepayment in an amount equal to its Ratable Percentage of the aggregate prepayment of all Classes and (ii) each prepayment of Term Loans shall be applied ratably to the remaining scheduled installments thereof. In addition, on the sixth Business Day following any expiration or termination of a Letter of Credit (including pursuant to a drawing thereunder), unless and to the extent that within five Business Days following such expiration or termination the unused Revolving Credit Commitment that arises as a consequence thereof shall have been reutilized (whether through one or more Borrowings or the issuance of one or more Letters of Credit), the Borrower shall borrow Revolving Credit Loans and apply the proceeds thereof to the prepayment of Term Loans, and (whether or not the conditions precedent thereto set forth in Section 5.02 shall have been satisfied) the Revolving Credit Lenders shall make Revolving Credit Loans, in such amounts as shall be necessary so that the Lenders of each Class of Loans receive a reduction in Revolving Credit Exposure, or prepayment of Term Loans, in an amount equal to its Ratable Percentage of the aggregate reduction in

                                Amendment No. 5
                                ---------------

LC Exposure as a result of such expiration or termination (it being understood that, during any time when an event referred to in clauses (h) or (i) of Article VIII shall have occurred and be continuing, the Revolving Credit Lenders may, in lieu of such Borrowing and prepayment purchase participations or other interests in the Loans of other Classes hereunder in a manner that achieves the same economic effect of such Borrowing and prepayment).

     For purposes hereof, "Ratable Percentage" means, with respect to any Class
                           ------------------
of Lenders, the percentage equivalent of a fraction, the numerator of which is the aggregate outstanding principal amount of the Loans held by the Lenders of such Class (or, in the case of Revolving Credit Lenders or Incremental Revolving Credit Lenders, the greater of the aggregate Revolving Credit Exposure or the aggregate Incremental Revolving Credit Exposure, as the case may be, and the aggregate amount of the Revolving Credit Commitments or the Incremental Revolving Credit Commitments, as the case may be), and the denominator of which is the sum of (i) the aggregate outstanding principal amount of the Term Loans held by the Term Loan Lenders plus (ii) the greater of the aggregate Revolving
                              ----
Credit Exposure or the aggregate Incremental Revolving Credit Exposure, as the case may be, and the aggregate amount of the Revolving Credit Commitments or the Incremental Revolving Credit Commitments, as the case may be.

     (b)  Mandatory Prepayments
          ---------------------

     (i)  Casualty Events.  Following the receipt by the Borrower of the
          ---------------
proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event affecting any property of the Borrower or any of its Subsidiaries, the Borrower shall prepay the Loans (and/or provide cover for LC Exposure as specified in Section 2.05(k)), and/or the Commitments shall be subject to automatic reduction, in an aggregate amount, if any, equal to 100% of the Net Available Proceeds of such Casualty Event to the extent required by the next sentence of this clause (i), such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (vi) of this paragraph.

     Notwithstanding anything herein or in any Security Document to the contrary, the Borrower shall be required to make a prepayment in respect of any Casualty Event pursuant to this clause (i) as follows:

          (x)  The first $25,000,000 in the aggregate of Net Available Proceeds of Casualty Events may be used by the Borrower or any of its Subsidiaries to repair or replace the property affected by the relevant Casualty Event, provided that all such amounts in excess of $10,000,000 in the aggregate
     --------
     shall be deposited by the Borrower or the relevant Subsidiary into the relevant cash collateral account (in the case of property covered by the Security Agreement) or the Restoration Account (as defined in the relevant Mortgage) or similar account (in the case of property covered by a Mortgage) and shall be disbursed by the Administrative Agent (or mortgagee, as the case may be) upon request and certification by the Borrower that such amounts are to be used to repair or replace the property

                                Amendment No. 5
                                ---------------
     affected by the relevant Casualty Event, and provided further, if at any
                                                  -------- -------
     time the Borrower determines that it shall not repair or replace such property, the Borrower shall promptly notify the Administrative Agent thereof and, within 30 days thereof, prepay the Loans (and/or provide cover for LC Exposure) and/or the Commitments shall be reduced as provided in the first paragraph of this clause (i) in an amount equal to that portion of the Net Available Proceeds so determined not to be used for such repair or replacement (but in amounts not less than $1,000,000 and in $1,000,000 increments); and

          (y) All Net Available Proceeds of Casualty Events in excess of $25,000,000 in the aggregate shall, unless the Required Lenders shall approve the use thereof for the purpose of repairing or replacing the property affected by the relevant Casualty Event, within 30 days after the Borrower's receipt of such Net Available Proceeds, prepay the Loans (and/or provide cover for LC Exposure) and/or the Commitments shall be reduced as provided in the first paragraph of this clause (i) in an amount equal to such excess (but in amounts not less than $1,000,000 and in $1,000,000 increments).

     Nothing in this paragraph shall be deemed to limit any obligation of the Borrower or any of its Subsidiaries pursuant to any of the Security Documents to remit to a collateral or similar account maintained by the Administrative Agent pursuant to any of the Security Documents the proceeds of insurance, condemnation award or other compensation received in respect of any Casualty Event.

     (ii)  Debt Incurrence.  Upon any Debt Incurrence after the Effective Date,
           ---------------
the Borrower shall prepay the Loans (and/or provide cover for LC Exposure as specified in Section 2.05(k)), and/or the Revolving Credit Commitments and/or the Incremental Revolving Credit Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds thereof, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (vi) of this paragraph.

     (iii)  Equity Issuance.  Upon any Equity Issuance after the Effective Date,
            ---------------
the Borrower shall prepay the Loans (and/or provide cover for LC Exposure as specified in Section 2.05(k)), and/or the Revolving Credit Commitments and/or the Incremental Revolving Credit Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds thereof, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (vi) of this paragraph.

     (iv)  Excess Cash Flow.  Not later than the date 45 days after June 30,
           ----------------
2002 and December 31, 2002, the Borrower shall prepay the Loans (and/or provide cover for LC Exposure as specified in Section 2.05(k)), and/or the Revolving Credit Commitments and/or the Incremental Revolving Credit Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of Excess Cash Flow for the two fiscal quarter period ending on such date, such prepayment and/or reduction to be effected in

                                Amendment No. 5
                                ---------------
each case in the manner and to the extent specified in clause (vi) of this paragraph. Not later than the date 90 days after the end of each fiscal year of the Borrower commencing with the fiscal ending December 31, 2003, the Borrower shall prepay the Loans (and/or provide cover for LC Exposure as specified in
Section 2.05(k)), and/or the Revolving Credit Commitments and/or the Incremental Revolving Credit Commitments shall be subject to automatic reduction, in an aggregate amount equal to (A) 75% of Excess Cash Flow for such fiscal year minus
                                                                           -----
(B) the aggregate amount of optional prepayments of Term Loans (if any) made during such fiscal year pursuant to paragraph (a) of this Section and, after the payment in full of the Term Loans, the aggregate amount of voluntary reductions of the Revolving Credit Commitments and the Incremental Revolving Credit Commitments made during such fiscal year pursuant to Section 2.08(b), such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (vi) of this paragraph; provided that no such
                                                   --------
prepayment under this clause (iv) shall be required with respect to any such fiscal year if the Leverage Ratio determined as of the last day of such fiscal year is less than 3.0:1.0 (as set forth in the certificate with respect to such fiscal year delivered pursuant to Section 6.01(c)).

     (v)  Sale of Assets.  Without limiting the obligation of the Borrower to
          --------------
obtain the consent of the Required Lenders pursuant to Section 7.03(b) to any Disposition not otherwise permitted hereunder, (A) in connection with any Disposition (herein, the "Current Disposition") prior to the payment in full of
                          -------------------
the Minimum Prepayment Amount, or (B) at any time after payment in full of the Minimum Prepayment Amount, in the event that the Net Available Proceeds of any Current Disposition, and of all prior Dispositions as to which a prepayment has not yet been made under this paragraph, shall exceed $5,000,000 in the aggregate (and thereafter in increments of $1,000,000)) then, in each case, no later than five Business Days prior to the occurrence of the Current Disposition, the Borrower will deliver to the Lenders a statement, certified by a Financial Officer of the Borrower, in form and detail satisfactory to the Administrative Agent, of the amount of the Net Available Proceeds of the Current Disposition and (in the case of clause (B) above) of all such prior Dispositions and will prepay the Loans (and/or provide cover for LC Exposure as specified in Section 2.05(k)), and/or the Revolving Credit Commitments and/or the Incremental Revolving Credit Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds of the Current Disposition and (in the case of clause (B) above) such prior Dispositions, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (vi) of this paragraph.

     (vi)  Application.  Prepayments and/or reductions of Commitments pursuant
           -----------
to this paragraph shall be applied as follows:

          (A) prior to the payment in full of the Minimum Prepayment Amount, the aggregate amount to be applied to a prepayment and/or commitment reduction under this Section shall be applied on a pro rata basis (determined on the basis of, in the case of any Term Loan, the aggregate outstanding principal thereof and, in the case of the Revolving Credit Commitments and the Incremental Revolving Credit Commitments, the aggregate amount of such commitments) among each of

                                Amendment No. 5
                                ---------------
     the Revolving Credit Commitments, the Incremental Revolving Credit Commitments, the Term Loan A and the Term Loan B, subject to the following:

               (i) that portion of such amount to be so applied to the Revolving Credit Commitments shall reduce the aggregate amount of the Revolving Credit Commitments and shall be applied to reduce the total Revolving Credit Exposures (if any) in the same amount by, first, prepaying ratably Swingline Loans and Foreign Currency Credits, second, prepaying Revolving Credit Loans and third, providing cover for LC Exposure as specified in Section 2.05(k);

               (ii) that portion of such amount to be so applied to the Incremental Revolving Credit Commitments shall reduce the aggregate amount of the Incremental Revolving Credit Commitments and shall be applied to prepay the Incremental Revolving Credit Loans (if any) in the same amount;

               (iii) that portion of such amount to be so applied to Term Loan A shall be applied to prepay the Term Loan A, first, to the Deferred Term Loan Amortization Amount and, then, ratably over the remaining scheduled installments of Term Loan A; and

               (iv) that portion of such amount to be so applied to Term Loan B shall be applied to prepay the Term Loan B, ratably over the remaining scheduled installments of Term Loan B.

          (B)  from and after the payment in full of the Minimum Prepayment
     Amount:

               first, ratably among the Classes of Term Loans in accordance with
               -----
          the respective sums at such time of the aggregate outstanding principal amount of Term Loans of such Class (if any), to prepay the Term Loans of such Class (and, with respect to each Class of Term Loans, ratably over the remaining scheduled installments thereof), and second, after the payment in full of the Term Loans and the
               ------
          termination of the Term Loan Commitments, to reduce the aggregate amount of the Revolving Credit Commitments (and to the extent that, after giving effect to such reduction, the total Revolving Credit Exposures would exceed the Revolving Credit Commitments, the Borrower shall, first, prepay ratably Swingline Loans and Foreign Currency Credits, second, prepay Revolving Credit Loans and third, provide cover for LC Exposure as specified in Section 2.05(k) in an aggregate amount equal to such excess)."

                                Amendment No. 5
                                ---------------

          2.07. Sections 2.12(a) and 2.12(b) of the Credit Agreement are hereby amended in their entirety to read as follows:

          "(a)  ABR Loans.  The Loans constituting each ABR Borrowing (including
                ---------
     each Swingline Loan) shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin plus the Supplemental
                                                    ----
     Margin.

          (b)  Eurodollar Loans.  The Loans constituting each Eurodollar
               ----------------
     Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period for such Borrowing plus the Applicable
                                                          ----
     Margin plus the Supplemental Margin."
            ----

          2.08. Section 6.01 of the Credit Agreement shall be amended by (a) deleting the word "and" at the end of clause (i) thereof, (b) relettering clause
(j) as clause "(n)" and (c) inserting new clauses (j), (k), (l) and (m) to read as follows:

          "(j) from and after September 30, 2002, on a bi-weekly basis, a 13-week forecast of the cash flows of the Borrower and its Subsidiaries;

          (k) without duplication of any information theretofore delivered under clause (c) of this Section, promptly following the delivery thereof to the Borrower's senior management, the monthly package of financial and other information prepared for such senior management;

          (l) concurrently with any delivery of financial statements under clause (c) of this Section, a report of the chief financial officer of the Borrower describing in reasonable detail the efforts undertaken by the Borrower and its Subsidiaries during the month to which such financial statements relates with respect to any Dispositions, Debt Incurrence or Equity Issuance in connection with raising funding to make the Minimum Prepayment Amount;

          (m) concurrently with any delivery of financial statements under clause (b) of this Section with respect to each fiscal quarter ending on June 30th or December 31st of each year, a certificate of a Financial Officer of the Borrower setting forth reasonably detailed calculations for purposes of determining the amount (if any) required to be prepaid pursuant to Section 2.10(b)(iv) with respect to the period of two consecutive fiscal periods ending on such date; and".

          2.09. Section 6.06 of the Credit Agreement shall be amended in its entirety to read as follows:

          "SECTION 6.06.  Books and Records; Inspection.  The Borrower will, and
                          -----------------------------
     will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit (i) any representatives designated by the Administrative Agent (including without limitation any advisor engaged by the Administrative Agent or its counsel) or any Lender, upon

                                Amendment No. 5
                                ---------------
     reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers, employees and independent accountants, all at such reasonable times and as often as reasonably requested (which visits and inspections shall be at the Borrower's sole expense after the occurrence and during the continuance of any Default or in the case of any visit or inspection by the Administrative Agent and at the Lenders' sole expense at any other time) and (ii) upon the request of the Administrative Agent at any time and at the Borrower's sole expense, the Administrative Agent or any of its agents or representatives to engage an auditor to conduct a comprehensive field audit of its books, records, properties and assets; provided, however, that the Administrative Agent
                            --------- -------
     shall provide prior notice to the Borrower of the terms of such engagement."

          2.10. Article VI of the Credit Agreement is hereby amended by inserting new Sections 6.12, 6.13, 6.14 and 6.15 immediately after Section 6.11 thereof as follows:

          "SECTION 6.12.  Warrants.  (a)  The Borrower will issue, dated as of
                          --------
     the respective dates set forth below and actually to be issued not later than 30 days after each such date, to the Lenders warrants ("Warrants") to
                                                                  --------
     purchase such percentage of common stock of the Borrower (determined on a fully-diluted basis on such respective dates) as is set forth below:

          (i) 2% (after giving effect to the Warrants then to be issued), on June 28, 2002 (the "First Issuance");
                         --------------

          (ii) in the event that the Minimum Prepayment Amount shall not have been paid in full on or prior to September 30, 2002, Warrants to purchase such number of shares of common stock of the Borrower such that after giving effect to the Warrants issued under the First Issuance and the Warrants to be issued under the Second Issuance, the Lenders will have been issued Warrants (including the Warrants issued under the First Issuance) to purchase 7% in the aggregate of the common stock of the Borrower (such number of Warrants to be issued being subject to adjustment in accordance with paragraph (b)(I) of this Section), on September 30, 2002 (the Warrants to be issued on such date being hereinafter referred to as the "Second
                                                                     ------
     Issuance"); and
     --------

          (iii) in the event that the Minimum Prepayment Amount shall not have been paid in full on or prior to December 31, 2002, Warrants to purchase such number of shares of common stock of the Borrower such that after giving effect to the Warrants issued under the First Issuance and the Second Issuance and the Warrants to be issued under the Third Issuance, the Lenders will have been issued Warrants (including the Warrants issued under the First Issuance and the Second Issuance) to purchase 10% in the aggregate of the common stock of the Borrower minus a number of such shares
                                                   -----
     equal to the reduction in the number of shares under the Second Issuance pursuant to paragraph (b)(I) below (such number of Warrants to be issued being subject to adjustment in accordance with paragraph (b)(II) of this Section), on December 31, 2002 (the Warrants to be issued on such date being hereinafter referred to as the "Third Issuance").
                                           --------------

                                Amendment No. 5
                                ---------------

     All Warrants shall be issued to the Lenders hereunder for no additional consideration and shall contain such terms as are set forth in Schedule XI and shall be issued pursuant to documentation (which shall contain such terms) satisfactory to the Administrative Agent. The Warrants issued hereunder will be allocated among the Lenders on a ratable basis based upon the aggregate principal amount of the Term Loans held by the Lenders and the aggregate amount of the Commitments of the Lenders, in each case determined on the respective dates set forth above.

          (b)  Notwithstanding the requirements of paragraph (a):

               (I)  with respect to the Second Issuance,

               (i) if after March 15, 2002 and prior to September 30, 2002, the Borrower shall have made prepayments in accordance with Section 2.10(b)(ii) or (iii) from the Net Available Proceeds of Permitted Junior Capital Investments in an aggregate amount of $50,000,000 or more, no Warrants will be issued to the Lenders with respect to the Second Issuance;

               (ii) if after March 15, 2002 and prior to September 30, 2002, the Borrower shall have made prepayments in accordance with Section 2.10(b)(ii) or (iii) from the Net Available Proceeds of Permitted Junior Capital Investments in an aggregate amount of greater than zero but less than $50,000,000, the Second Issuance shall be reduced by a percentage the numerator of which is the aggregate amount of such Permitted Junior Capital Investments and the denominator of which is $50,000,000; and

               (iii) if after March 15, 2002 and prior to September 30, 2002, the Borrower shall have made prepayments from the Net Available Proceeds of Casualty Events and/or Dispositions after the Amendment No. 5 Effective Date pursuant to Section 2.10(b)(i) and 2.10(b)(v), respectively, the Second Issuance shall be reduced by a percentage the numerator of which is the product of 50% multiplied by the aggregate amount of such Net Available Proceeds of such Casualty Events and Dispositions and the denominator of which is $75,000,000;

     provided that in no event shall the sum of the percentages in clauses (ii)
     --------
     and (iii) above exceed 100%; and

               (II) with respect to the Third Issuance,

               (i) if after March 15, 2002 and prior to December 31, 2002, the Borrower shall have made prepayments in accordance with Section 2.10(b)(ii) or (iii) from the Net Available Proceeds of Permitted Junior Capital Investments in an aggregate amount of $50,000,000 or more, no Warrants will be issued to the Lenders with respect to the Third Issuance;

                                Amendment No. 5
                                ---------------

               (ii) if after March 15, 2002 and prior to December 31, 2002, the Borrower shall have made prepayments in accordance with Section 2.10(b)(ii) or (iii) from the Net Available Proceeds of Permitted Junior Capital Investments in an aggregate amount of greater than zero but less than $50,000,000, the Third Issuance shall be reduced by a percentage the numerator of which is the aggregate amount of such Permitted Junior Capital Investments and the denominator of which is $50,000,000; and

               (iii) if after March 15, 2002 and prior to December 31, 2002, the Borrower shall have made prepayments from the Net Available Proceeds of Casualty Events and/or Dispositions after the Amendment No. 5 Effective Date pursuant to Section 2.10(b)(i) and 2.10(b)(v), respectively, the Third Issuance shall be reduced by a percentage the numerator of which is the product of 50% multiplied by the aggregate amount of such Net Available Proceeds of such Casualty Events and Dispositions and the denominator of which is $75,000,000;

     provided that in no event shall the sum of the percentages in clauses (ii)
     --------
     and (iii) above exceed 100%.

          SECTION 6.13.  Ernst & Young Corporate Finance LLC Review.  Prior to
                         ------------------------------------------
     the Amendment No. 5 Effective Date, the Borrower will engage Ernst & Young Corporate Finance LLC ("EYCF") to conduct an operational review of the
                             ----
     Borrower's businesses and provide its written report (the "EYCF Report") to
                                                                -----------
     the Borrower upon its timely completion of such review. The Borrower shall provide the EYCF Report to the Lenders within ten Business Days of the Borrower's receipt thereof. Prior to delivery of the EYCF Report, the Borrower will permit, and cause EYCF to permit, any representatives designated by the Administrative Agent (including any of its advisors) or any Lender, upon reasonable prior notice, to meet from time to time with the appropriate personnel of EYCF to discuss the status of such review by EYCF and to obtain updates of such review and EYCF's findings to date. Promptly upon issuance of the EYCF Report, the Borrower will cause the recommendations of the EYCF Report to be considered by the Borrower's board of directors in light of the Borrower's then existing circumstances, and the Borrower will take all necessary steps or actions to implement such recommendations, to the extent authorized by the Borrower's board of directors. Following delivery of the EYCF Report to the Lenders, the Borrower shall provide the Administrative Agent and the Lenders with monthly status reports in writing with respect to the steps undertaken by the Borrower resulting from the EYCF Report.

          SECTION 6.14.  Engagement of Investment Advisor.  No later than June
                         --------------------------------
     28, 2002, unless the Administrative Agent shall otherwise agree, the Borrower will engage an investment advisor reasonably satisfactory to the Administrative Agent to assist it with Dispositions in connection with making the Minimum Prepayment Amount.

          SECTION 6.15.  Engagement of Management Consultant.  In the event that
                         -----------------------------------
     the Borrower has failed to make the Minimum Prepayment Amount by December 31, 2002, the Borrower will retain a management consultant (the "Management Consultant") by no

                                Amendment No. 5
                                ---------------
     later than January 31, 2003. Both the Management Consultant and the scope of its engagement will be subject to the approval and satisfaction, which shall not be unreasonably withheld, of the Administrative Agent and the Required Lenders, which approval or non-approval shall be provided by no later than January 31, 2003. The Borrower agrees to fully cooperate with the Management Consultant and shall authorize the Management Consultant to provide such information and reports with respect to the financial condition, business, assets, liabilities and prospects of the Borrower and its Subsidiaries as reasonably requested by the Administrative Agent or any Lender from time to time. All fees and expenses of the Management Consultant shall be the sole responsibility of the Borrower and in no event shall the Administrative Agent or any Lender have any liability or responsibility for the payment of any such fees or expenses, nor shall the Administrative Agent or any Lender have any obligation or liability to the Borrower or any other Person by reason of any acts or omissions of the Management Consultant."

          2.11. Section 7.01 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (b) thereof, (b) deleting the period at the end of clause (c) thereof and replacing it with a semi-colon followed by the word "and" and (c) inserting immediately following said clause
(c), a new clause (d) to read as follows:

          "(d) unsecured Indebtedness that is subordinated in right of payment to the payment of the obligations of the Obligors hereunder (and any other obligations constituting "Secured Obligations" under the Security Documents) on terms acceptable to the Required Lenders and having such other terms and conditions as the Required Lenders shall have approved in writing."

          2.12. Section 7.03(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(b)  Dispositions.  The Borrower will not, nor will it permit any of
                ------------
     its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of any part of its business or property, whether now owned or hereafter acquired including receivables and leasehold interests, except:

               (i) the disposition of any inventory or other property in the ordinary course of business and on ordinary business terms;

               (ii) the disposition of obsolete or worn-out property, tools or equipment no longer used or useful in its business so long as the amount thereof sold in any fiscal year by the Borrower and its Subsidiaries shall not have an aggregate fair market value in excess of $1,000,000;

               (iii) any Subsidiary of the Borrower may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Subsidiary, provided that the aggregate fair market value of assets
                      --------
          that may be so sold, transferred, leased or

                                Amendment No. 5
                                ---------------
          disposed of to Subsidiaries that are not Subsidiary Guarantors shall not exceed $5,000,000;

               (iv) the Disposition of assets associated with the cryogenic pump business of the Borrower and its Subsidiaries at fair market value; provided that the proceeds from such Disposition are used to
                 --------
          prepay the Loans to the extent required by Section 2.10(b)(v);
          and

               (v) the conveyance, sale, lease, transfer or other disposition of assets by the Borrower or any of its Subsidiaries with the prior approval of the Required Lenders (such approval not to be unreasonably withheld); provided that the proceeds from any such conveyance, sale,
                     --------
          lease, transfer or other disposition are used to prepay the Loans to the extent required by Section 2.10(b)(v)."

          2.13. Section 7.09 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "SECTION 7.09.  Certain Financial Covenants.
                          ---------------------------

          (a)  Leverage Ratio.  The Borrower will not permit the Leverage Ratio
               --------------
     to exceed the following respective ratios at any time during the following respective periods:

                 Period                               Ratio
                 ------                               -----

          From January 1, 2002
          through March 31, 2002                    9.00:1.00

          From April 1, 2002
          through June 30, 2002                     9.00:1.00

          From July 1, 2002
          through September 30, 2002                8.75:1.00

          From October 1, 2002
          through December 31, 2002                 7.25:1.00

          From January 1, 2003
          through March 30, 2003                    7.25:1.00

          From March 31, 2003 and                   2.50:1.00
          thereafter

                                Amendment No. 5
                                ---------------

                  (b) Interest Coverage Ratio. The Borrower will not permit the
                      -----------------------
         Interest Coverage Ratio to be less than the following respective ratios as at the last day of any fiscal quarter ending during the following respective periods:

               Period                                           Ratio
               ------                                           -----

From January 1, 2002
through March 31, 2002                                        1.50:1.00

From April 1, 2002
through June 30, 2002                                         1.50:1.00

From July 1, 2002
through September 30, 2002                                    1.75:1.00

From October 1, 2002
through December 31, 2002                                     2.00:1.00

From January 1, 2003 through                                  3.50:1.00
  December 31, 2003

From January 1, 2004 through                                  3.75:1.00
  December 31, 2005

From January 1, 2006 and                                      4.00:1.00
  thereafter

                  (c) Fixed Charge Coverage Ratio. The Borrower will not permit
                      ---------------------------
the Fixed Charge Coverage Ratio to be less than the following respective ratios as of the last day of any fiscal quarter ending during the following respective periods:

          Period                                                Ratio
          ------                                                -----

From January 1, 2002
through March 31, 2002                                        0.75:1.00

From April 1, 2002
through June 30, 2002                                         0.75:1.00

From July 1, 2002
through December 31, 2002                                     1.00:1.00

From January 1, 2003
through March 30, 2003                                        1.00:1.00

                                Amendment No. 5
                                ---------------

From March 31, 2003 and                                       1.25:1.00
  thereafter

                  (d) Net Worth. The Borrower will not permit its Net Worth to
                      ---------
         be less than the sum of (a) $57,500,000 plus (b) 50% of net income (if positive) of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) for each fiscal quarter commencing with the fiscal quarter ending June 30, 2000 minus (c) the
                                                                 -----
         aggregate amount of any write-downs of goodwill taken subsequent to August 24, 1999 but not exceeding $10,000,000 minus (d) the aggregate
                                                       -----
         amount of foreign currency translation losses, offset by any translation gains, subsequent to March 31, 2000, but not exceeding $10,000,000 minus (e) any reduction of Net Worth as a result of the
                     -----
         Restructuring Charges minus (f) $3,500,000.
                               -----

                  (e) Minimum EBITDAR. The Borrower will not permit its EBITDAR
                      ---------------
         for any fiscal quarter ending on the dates set forth below to be less than the respective amounts set forth opposite such fiscal quarter:

Fiscal Quarter ending                            Amount
---------------------                            ------
March 31, 2002                              $4,500,000

June 30, 2002                               $6,600,000

September 30, 2002                          $9,600,000

December 31, 2002                           $10,000,000

         Upon the consummation of any Disposition by the Borrower or any of its Subsidiaries, the ratios and levels required to be complied with under the covenants contained in this Section 7.09 will be amended to reflect the pro forma effect of such Disposition in a manner reasonably acceptable to the Borrower, the Administrative Agent and the financial advisor engaged by counsel to the Administrative Agent."

                  2.14. Section 8(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Sections 2.09(b), 6.02(a), 6.03 (with respect to the Borrower's existence), 6.08, 6.10, 6.12, 6.13 or 6.14 or in Article VII or any Obligor shall default in the performance of any of its obligations contained in Section 4.02 or
         5.02 of the Security Agreement or any provisions of the Mortgages;"

                  2.15. Section 10.02(b)(viii) of the Credit Agreement is hereby amended to read in its entirety as follows:

                                Amendment No. 5
                                ---------------

                  "(viii) waive any prepayment or any Commitment reduction required by, or amend any provisions of, Section 2.10(a) or (b), or waive or amend any of the provisions of Section 6.12 or 7.09(a) (or any defined terms as used in any of the foregoing Sections), without the written consent of each Lender."

                  2.16. Section 10.03(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a) Costs and Expenses. The Borrower shall pay (i) all
                       ------------------
         reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by each Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses incurred by any financial advisor engaged by the Administrative Agent or its counsel in connection with this Agreement, provided that the
                                                    --------
         Administrative Agent shall provide prior notice to the Borrower of the terms of any engagement of a financial advisor, (iv) all out-of-pocket expenses incurred by the Administrative Agent, any Issuing Lender or any Lender, including the fees, charges and disbursements of (x) any counsel for the Administrative Agent, any Issuing Lender or any Lender and (y) any such financial advisor, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Credit Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including in connection with any workout, restructuring or negotiations in respect thereof or in connection with the bankruptcy, insolvency or reorganization with respect to any Obligor, and (v) and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein."

                  2.17. A new Schedule X (Forecasted Excess Cash Flow) will be added to the Credit Agreement in the form of the Schedule X attached to this Amendment No. 5.

                  2.18. A new Schedule XI (Warrants) will be added to the Credit Agreement in the form of the Schedule XI attached to this Amendment No. 5.

                  Section 3. Extensions and Waivers. Subject to the limitations
                             ----------------------
set forth in Section 6 of this Amendment No. 5, with effect on and after the date hereof upon satisfaction of the conditions set forth in Section 5.01, 5.02 and 5.06 of this Amendment No. 5, each Lender hereby (a) agrees to extend (x) the date for payment of principal in respect of the Term Loans due on March 15, 2002 and (y) the Incremental Revolving Credit Commitment Termination Date to the earlier of (i) the date on which all of the conditions precedent in Section 5 of this Amendment No. 5 are satisfied or (ii) March 29, 2002 and (b) waives any Default that has occurred and is

                                Amendment No. 5
                                ---------------
continuing on the date hereof or may hereafter arise as a result of the expiration of the waivers and the amendments contained in Amendment No. 4 dated as of December 31, 2001 to the Credit Agreement and in each of the Amendment Nos. 3 to the Incremental Revolving Credit Agreements dated as of December
31, 2001, provided that this Section 3 shall terminate and be of no further
          --------
force or effect on or after 5:00 p.m., New York City time, on March 29, 2002 if all of the conditions precedents contained in Section 5 of this Amendment No. 5 are not satisfied by such date.

                  Section 4. Representations and Warranties. The Borrower
                             ------------------------------
represents and warrants to the Lenders that (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 5 and (b) immediately after giving effect to the waivers set forth in Section 3 of this Amendment No. 5, no Default shall have occurred and be continuing.

                  Section 5.  Conditions Precedent.  The amendments to the
                              --------------------
Credit Agreement set forth in Section 2 of this Amendment No. 5, and (subject to the terms of Section 3 of this Amendment No. 5) the waivers set forth in said Section 3, shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

                  5.01.  Execution by All Parties.  This Amendment No. 5 shall
                         ------------------------
have been executed and delivered by each of the Obligors and each of the Lenders.

                  5.02.  Amendments No. 3 to the Incremental Revolving Credit
                         ----------------------------------------------------
Agreements.  Amendment No. 3 to each of the Incremental Revolving Credit
----------
Agreements, in substantially the form of Exhibit A to this Amendment No. 5 shall have been executed and delivered by each of the Obligors and each of the Incremental Revolving Credit Lenders.

                  5.03. Corporate Documents. Delivery to the Administrative
                        -------------------
         Agent of certified copies of the charter and by-laws (or equivalent documents) of each Obligor and of all corporate authority for each Obligor (including board of director resolutions and evidence of the incumbency of officers for each Obligor) with respect to the execution, delivery and performance of this Amendment No. 5 and the Credit Agreement as amended hereby and extensions of credit under the Credit Agreement as amended hereby and each other document to be delivered by each Obligor from time to time in connection with the Credit Agreement as amended hereby (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from each Obligor to the contrary).

                  5.04. Opinion of Counsel to the Obligors. A favorable written
                        ----------------------------------
         opinion (addressed to the Administrative Agent and the Lenders and dated as of a date acceptable to the Administrative Agent) of (i) Calfee, Halter & Griswold LLP, counsel for the Obligors, and (ii) such other counsel to one or more of the Obligors, in each case in form and substance satisfactory to the Administrative Agent covering such matters relating to the Obligors, this Amendment No. 5 and the Credit Agreement as the Administrative

                                Amendment No. 5
                                ---------------

         Agent shall reasonably request (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

                  5.05. Collateral. Delivery to the Administrative Agent of a
                        ----------
         fully completed perfection certificate in form and substance satisfactory to the Administrative Agent, and the taking of all action in connection with the creation of first perfected security interests in the Collateral as reasonably requested by the Administrative Agent.

                  5.06. Amendment Fee. The Administrative Agent shall have
                        -------------
         received for the account of each Lender an amendment fee in an amount equal to 0.50% of the sum of Revolving Credit Exposures and unused Revolving Credit Commitments, outstanding A Term Loans, outstanding B Term Loans and Incremental Revolving Credit Exposures and unused Incremental Revolving Credit Commitments, if any, of each Lender.

                  5.07. Fees and Expenses. Evidence satisfactory to the
                        -----------------
         Administrative Agent that the Borrower shall have paid all fees and expenses of the Administrative Agent incurred in connection this Amendment No. 5 and the Credit Agreement, including without limitation fees and expenses of Milbank, Tweed, Hadley & McCloy LLP and FTI Policano & Manzo, for which written statements have been delivered to the Borrower.

                  5.08. Other Documents. Such other documents as the
                        ---------------
         Administrative Agent or Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMorgan Chase, may reasonably request prior to the satisfaction of the conditions precedent specified in the foregoing provisions of this Section 5.

                  Section 6. Limited Waiver; Reservation of Rights. Except as
                             -------------------------------------
herein provided, the Credit Agreement shall remain unchanged and in full force and effect; provided that except as expressly provided in Section 3 of this
            --------
Amendment No. 5, nothing herein shall constitute a waiver of, or any agreement to provide a waiver of, any existing or future Default. Notwithstanding anything contained herein to the contrary (except as provided in the immediately preceding sentence), the Administrative Agent and the Lenders reserve all of its or their rights, powers, privileges and remedies under or in respect of the Credit Agreement and the other Credit Documents, at law, in equity or otherwise in connection with the obligations owing by the Obligors thereunder, and all collateral security and/or guarantees therefor, all of which are expressly reserved. This Amendment No. 5 shall not be deemed or otherwise construed: to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Credit Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. Neither the requirements of good faith and fair dealing nor any other theory, concept or argument shall require any Lender to impart upon the Borrower any further or greater benefits; to suffer any prejudice or impairment of any kind whatsoever; or to tolerate any noncompliance with this Amendment No. 5 and the other Credit Documents, because each

                                Amendment No. 5
                                ---------------

Lender has bargained for and given valuable consideration for this Amendment No. 5 and the other Credit Documents and its creation of express, explicit and objective limits of what benefits each Lender is willing to provide to the Borrower, and what, in return, the Borrower is required to provide to each Lender. This Amendment No. 5 and the other Credit Documents provide a clear statement of each Lender's requirements and obligations and creates an agreed upon standard of performance upon which each Lender is entitled to rely in exercising and enforcing its respective remedies under the Credit Agreement and the other Credit Documents.

                  Section 7. Ratification of Obligations, Etc. By its execution
                             --------------------------------
of this Amendment No. 5, each of the Obligors (a) ratifies and reaffirms its obligations under the Credit Agreement (as modified by this Amendment No. 5) and the other Credit Documents to which it is a party in all respects, and confirms that each such agreement to which it is a party is valid and enforceable against such Obligor and (b) agrees that there are no oral agreements or understandings among such Obligor and the Administrative Agent or any Lender relating to this Amendment No. 5, the Credit Agreement or any other Credit Document.

                  Section 8. Acknowledgment and Release. (a) Each of the
                             --------------------------
Obligors acknowledges that neither the Administrative Agent nor any Lender has at any time directed or participated in any aspect of the management of the Obligors or any of their respective Affiliates or the conduct of the businesses of the Obligors, or any of their respective Affiliates, and the Obligors, and any of their respective Affiliates, have made all of their respective business decisions independently of the Administrative Agent or any Lender. Notwithstanding any other provision of this Amendment No. 5 or the Credit Agreement, or any other contract or instrument between the Obligors, or any of their respective Affiliates, on the one hand, and the Administrative Agent and the Lenders, or any of them, on the other hand: (i) the relationship between the Administrative Agent or any Lender, on the one hand, and each of the Obligors, or any of their respective Affiliates, on the other hand, shall be limited to the relationship of a lender to a borrower in a commercial loan transaction;
(ii) neither the Administrative Agent nor any Lender is or shall be construed as a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind of the Obligors, or any of their respective Affiliates (or any other Person), and neither the Administrative Agent nor any Lender intends to assume any such status at any time; and (iii) neither the Administrative Agent nor any Lender shall be deemed responsible for (or a participant in) any acts, omissions or decisions of the Obligors, or any of their respective Affiliates, or any other Lender or, in the case of Lenders, the Administrative Agent.

                  (b) Each of the Obligors further acknowledge and agree that they have no claims, demands, damages, suits, cross complaints, counterclaims, conditions, causes of action, debts, offsets, disgorgements or assertions of any kind or nature whatsoever, whether known or unknown, and whenever or however arising that can be asserted to reduce or eliminate all or any part of their respective liability to repay all amounts owed under the Credit Documents, or to seek any affirmative relief or damages of any kind or nature from the Administrative Agent or Lenders, or any of them, that arises out of or relates to any Prior Event (the "Claims"), and to the extent any such Claims exist, they
                         ------
are fully and forever released as provided in clause (c) below. As used herein the term "Prior Event" means any transaction, event, circumstances, action,
          -----------
failure to act or occurrence of any sort or type, whether known or unknown, which occurred,

                                Amendment No. 5
                                ---------------
existed, was taken, permitted or begun prior to the execution of this Amendment No. 5 or occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Amendment No. 5, the Credit Agreement, the other Credit Documents, the transactions referred to herein and/or therein, or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

                  (c) Each of the Obligors on behalf of itself, and any Person claiming by, through, or under any of the Obligors, (each a "Releasing Party"
                                                             ---------------
and collectively the "Releasing Parties") hereby releases, remises, waives and
                      -----------------
forever discharges the Administrative Agent, the Lenders, and any or all of the Administrative Agents' or Lenders' subsidiaries, Affiliates, directors, officers, employees, agents, attorneys, financial advisors, representatives, successors and assigns, from any and all Claims. This section shall survive the termination of this Amendment No. 5 or any other Loan Document. Each Releasing Party has been advised by counsel with respect to the release contained in this
Section 8. Each Releasing Party hereby affirms its intent to waive unknown claims and to waive any statutory protection available in any applicable jurisdiction with respect thereto.

                  Section 9.  Miscellaneous. The Borrower shall pay all
                              -------------
reasonable expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of (x) Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 5 and
(y) FTI Policano & Manzo, the financial advisor engaged by such counsel in connection with this Amendment No. 5 and the Credit Agreement. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. This Amendment No. 5 shall be governed by, and construed in accordance with, the law of the State of New York.


                                Amendment No. 5
                                ---------------

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed by their respective authorized officers as of the day and year first above written.

                                                   CHART INDUSTRIES, INC.


                                                   By /s/ Michael F. Biehl
                                                     ---------------------
                                                     Name: Michael F. Biehl
                                                     Title: Chief Financial
                                                            Officer and
                                                            Treasurer

                                        SUBSIDIARY BORROWER
                                        -------------------

                                                   CHART HEAT EXCHANGERS LIMITED


                                                   By /s/ John T. Romain
                                                     -------------------
                                                     Name: John T. Romain
                                                     Title: Assistant Treasurer

                                Amendment No. 5
                                ---------------

                            SUBSIDIARY GUARANTORS
                            ---------------------

                                           CHART HEAT EXCHANGERS LIMITED
                                             PARTNERSHIP

                                           By:  CHART MANAGEMENT COMPANY, INC.,
                                                as its sole general partner


                                           By /s/ John T. Romain
                                             -------------------
                                             Name: John T. Romain
                                             Title: Assistant Treasurer


                                           CHART INDUSTRIES FOREIGN SALES
                                              CORPORATION


                                           By /s/ John T. Romain
                                             -------------------
                                             Name: John T. Romain
                                             Title: Assistant Treasurer


                                           CHART INTERNATIONAL INC.


                                           By /s/ John T. Romain
                                             -------------------
                                             Name: John T. Romain
                                             Title: Assistant Treasurer


                                           CHART MANAGEMENT COMPANY, INC.


                                           By /s/ John T. Romain
                                             -------------------
                                             Name: John T. Romain
                                             Title: Assistant Treasurer

                                Amendment No. 5
                                ---------------

                                             CHART LEASING, INC.


                                             By /s/ John T. Romain
                                               -------------------
                                               Name: John T. Romain
                                               Title: Assistant Treasurer

                                             CHART, INC.

                                             By /s/ John T. Romain
                                               -------------------
                                               Name: John T. Romain
                                               Title: Assistant Treasurer

                                             CHART INTERNATIONAL HOLDINGS, INC.

                                             By /s/ John T. Romain
                                               -------------------
                                               Name: John T. Romain
                                               Title: Assistant Treasurer

                                             CHART ASIA, INC.

                                             By /s/ John T. Romain
                                               -------------------
                                               Name: John T. Romain
                                               Title: Assistant Treasurer

                                             CAIRE INC.

                                             By /s/ John T. Romain
                                               -------------------
                                               Name: John T. Romain
                                               Title: Assistant Treasurer

                                Amendment No. 5
                                ---------------

                                       COOLTEL, INC.

                                       By /s/ John T. Romain
                                          ------------------------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer

                                       NEXGEN FUELING, INC.

                                       By /s/ John T. Romain
                                          ------------------------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer

                                       GREENVILLE TUBE, LLC

                                       By /s/ John T. Romain
                                          ------------------------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer

                                Amendment No. 5
                                ---------------

                                       LENDERS
                                       -------

                                       JPMORGAN CHASE BANK,
                                       individually and as Administrative Agent

                                       By /s/ Henry W. Centa
                                          --------------------------------
                                         Name: Henry W. Centa
                                         Title: Vice President

                                       NATIONAL CITY BANK

                                       By /s/ Anthony J. DiMare
                                          --------------------------------
                                         Name: Anthony J. DiMare
                                         Title: Senior Vice President

                                       BANK ONE, MICHIGAN

                                       By /s/ Gaye C. Plunkett
                                          --------------------------------
                                         Name: Gaye C. Plunkett
                                         Title: Vice President

                                       VAN KAMPEN PRIME RATE INCOME TRUST
                                       By: Van Kampen Advisory Investment Corp.

                                       By /s/ Christina Jamieson
                                          --------------------------------
                                         Name: Christina Jamieson
                                         Title: Vice President

                                       SENIOR DEBT PORTFOLIO

                                       By: Boston Management and Research,
                                           as Investment Advisor

                                       By /s/ Payson F. Swaffield
                                          --------------------------------
                                         Name: Payson F. Swaffield
                                         Title: Vice President

                                Amendment No. 5
                                ---------------

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By /s/ Greg Wilson
                                          ------------------------------------
                                         Name: Greg Wilson
                                         Title: AVP

                                       UNION BANK OF CALIFORNIA, N.A.

                                       By /s/ Hagop V. Jazmadarian
                                          ------------------------------------
                                         Name: Hagop V. Jazmadarian
                                         Title: Vice President

                                       FLEET NATIONAL BANK

                                       By /s/ Peter M. Anzivino
                                          ------------------------------------
                                         Name: Peter M. Anzivino
                                         Title: Vice President

                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION

                                       By /s/ Gregory L. Hong
                                          ------------------------------------
                                         Name: Gregory L. Hong
                                         Title: Duly Authorized Signatory

                                       HARRIS TRUST AND SAVINGS BANK

                                       By /s/ Sarah U. Johnston
                                          -----------------------------------
                                         Name: Sarah U. Johnston
                                         Title: Vice President

                                Amendment No. 5
                                ---------------

                                       THE HUNTINGTON NATIONAL BANK

                                       By /s/ John R. Bruch
                                          -------------------------------------
                                         Name: John R. Bruch
                                         Title: Vice President

                                       ENDEAVOUR, LLC

                                       By: PPM America, Inc. attorney in fact

                                       By /s/ Stuart J. Lissner
                                          -------------------------------------
                                         Name: Stuart J. Lissner
                                         Title: Managing Director

                                       CITIZENS BANK OF MASSACHUSETTS

                                       By /s/ Christopher G. Daniel
                                          -------------------------------------
                                         Name: Christopher G. Daniel
                                         Title: Vice President

                                       BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE, INC.

                                       By /s/ Warren Seidel
                                          -------------------------------------
                                         Name: Warren Seidel
                                         Title: Senior Vice President

                                       By /s/ Kenny Tang
                                          -------------------------------------
                                         Name: Kenny Tang
                                         Title: Associate

                                       FIRST MERIT BANK N.A.

                                       By /s/ John F. Neumann
                                          -------------------------------------
                                         Name: John F. Neumann
                                         Title: Senior Vice President

                                Amendment No. 5
                                ---------------

                                       KEYBANK NATIONAL ASSOCIATION

                                       By /s/ Nadine M. Eames
                                          -------------------------------------
                                         Name: Nadine M. Eames
                                         Title: Vice President

                                       KZH RIVERSIDE LLC

                                       By /s/ Susan Lee
                                          -------------------------------------
                                         Name: Susan Lee
                                         Title: Authorized Agent

                                       KZH STERLING LLC

                                       By /s/ Susan Lee
                                          -------------------------------------
                                         Name: Susan Lee
                                         Title: Authorized Agent

                                       KZH CYPRESSTREE - 1 LLC

                                       By /s/ Susan Lee
                                          -------------------------------------
                                         Name: Susan Lee
                                         Title: Authorized Agent

                                Amendment No. 5
                                ---------------

                                                                     SCHEDULE X

                          Forecasted Excess Cash Flow
                          ---------------------------

January 1 - June 30, 2002                   $ 5,792,000

July 1, 2002 - December 31, 2002            $ 6,385,000

                                Amendment No. 5
                                ---------------

                                                                    SCHEDULE XI

                                    Warrants
                                    --------

Issuer:             Chart Industries, Inc. (the "Issuer").

Warrants:           Warrants to purchase the percentage specified in Section
                    6.12 of (the Credit Agreement of the fully diluted common stock of the Issuer (the "Warrant Stock").

Exercise Period:    At any time prior to the third anniversary of the date of
                    issuance of the Warrants (the "Issuance Date"), in whole or in part.

Purchase Price:     The Warrants will be issued to the Lenders (or their
                    respective designees), including the Incremental Revolving
                    Credit Lenders, for no additional consideration, to be allocated among the Lenders on a ratable basis based upon the aggregate principal amount of the Term Loans held by the Lenders and the aggregate amount of the Commitments of the Lenders on the relevant Issuance Date.

Exercise Price:     A price equal to the average closing price of the Issuer's common stock on the New York Stock Exchange over the 10 consecutive trading days prior to the respective Issuance
                    Date.

Payment of
Exercise Price:     Cash equal to the Exercise Price or surrender of Warrants
                    for an amount of common stock having a market price equal to the Exercise Price or tender of Loans having a principal amount equal to the Exercise Price.

Anti-Dilution
Provisions:         Customary anti-dilution protections with respect to stock
                    splits and combinations, stock dividends, distributions, merger, consolidations or reorganization. In addition, customary anti-dilution protection for below market sales of securities (determined on a weighted-average basis), subject to customary exceptions to be agreed including securities issued upon exercise or conversion of outstanding derivative or convertible securities, future issuances under employee benefit plans at or above then current market price and the issuance of common stock by the Issuer as consideration for any acquisition.

Registration Rights:Prior to the date two years after the expiration of the
                    Warrants, the holders of Warrants and/or Warrant Stock will have the following registration rights with respect to the Warrant Stock on customary terms:

                    (i) the holders shall be entitled to three demand registrations (on form S-3 or other appropriate available forms), each such demand to be initiated upon

                                Amendment No. 5
                                ---------------
                    request of holders of at least 25% of the common stock issuable upon exercise of the Warrants, and

                    (ii) unlimited piggyback rights in all primary offerings and all other secondary offerings (subject to customary underwriter cutbacks).

                    The Issuer will pay all reasonable expenses (including the fees and expenses of one counsel for such holders (selected by holders of a majority of Warrant Stock being registered in the relevant registration), but excluding underwriting discounts and selling commissions) of the holders of Warrant Stock in all demand and piggyback registrations.

                    The Issuer will not grant other registration rights, other than rights which are pari passu or subordinated to the rights of the holders of Warrant Stock.

Tag-Along Rights:   If any stockholder holding at least 20% of the aggregate
                    issued and outstanding common stock of the Issuer proposes to sell beneficial ownership of any such stock to an unaffiliated third party, the holders of Warrants and Warrant Stock will have the right to participate, pro rata, in that sale at the same price and upon the same terms
                    (except that such holders will not be required to make any representations or warranties other than as to their ownership of the Warrants or Warrant Stock and authorization and ability to sell). Tag-along rights will expire on the third anniversary of the respective Issuance
                    Date of the Warrants and will be subject to certain customary exclusions, including (i) sales in connection with any tender offer or other disposition of stock of the Issuer in connection with any business combination involving the Issuer in which stockholders generally have the right to participate, (ii) the sale of not more than 10% of the issued and outstanding common stock of the Issuer (in one transaction or a series of related transactions) and (iii) transfers by gift, to related trusts and family partnerships for estate planning purposes, by will or as a result of inheritance laws.

Documentation:      The terms with respect to the Warrants will be set forth in mutually acceptable definitive documentation containing other terms and provisions customary for a transaction of this type.

Transferability:    The Warrants and Warrant Stock shall be freely transferable in whole or in part, subject only to compliance with
                    applicable securities laws, provided that the  registration
                                                --------
                    rights and tag-along rights described above can be transferred only in connection with a transfer of rights under the warrant agreement.

Governing Law
and Forum:          State of New York.

                                Amendment No. 5
                                ---------------

                                                                      EXHIBIT A

     [Forms of Amendment Nos. 3 to Incremental Revolving Credit Agreements]

                                AMENDMENT NO. 3

          AMENDMENT NO. 3 dated as of March 15, 2002 (this "Amendment No. 3")
                                                            ---------------
to the Series 1 Incremental Revolving Credit Agreement referred to below, between CHART INDUSTRIES, INC. (the "Borrower"); the SUBSIDIARY BORROWER party
                                      --------
hereto; each of the SUBSIDIARY GUARANTORS party hereto; and the SERIES 1 LENDERS party hereto.

          The Borrower, the Subsidiary Borrower, the Subsidiary Guarantors, each of the Series 1 Lenders and the Administrative Agent are parties to (i) a Series 1 Incremental Revolving Credit Agreement dated as of November 29, 2000 (the "Series 1 Incremental Revolving Credit Agreement") and (ii) a Credit
      -----------------------------------------------
Agreement dated as of April 12, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Borrower, the
                                       ----------------
Subsidiary Borrower, the Subsidiary Guarantors, the Series 1 Lenders and the Administrative Agent wish to amend the Series 1 Incremental Revolving Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions. Except as otherwise defined in this
                      -----------
Amendment No. 3, terms defined in the Credit Agreement and the Series 1 Incremental Revolving Credit Agreement are used herein as defined therein.

          Section 2.  Amendments. Subject to the satisfaction of the conditions
                      ----------
precedent specified in Section 4, but effective as of the date hereof, the Series 1 Incremental Revolving Credit Agreement shall be amended as follows:

          2.01. References in the Series 1 Incremental Revolving Credit Agreement (including references to the Series 1 Incremental Revolving Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Series 1 Incremental Revolving Credit Agreement as amended hereby.

          2.02.  The definition of "Series 1 Commitment Termination Date" in
Article I of the Series 1 Incremental Revolving Credit Agreement is hereby amended to read in its entirety as follows:

          "Series 1 Commitment Termination Date" means March 31, 2003.
           ------------------------------------
          Section 3.  Representations and Warranties. The Borrower represents
                      ------------------------------
and warrants to the Series 1 Lenders that (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 3 and (b) no Default shall have occurred and be continuing.

      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------

          Section 4.  Conditions Precedent. The amendments to the Series 1
                      --------------------
Incremental Revolving Credit Agreement set forth in Section 2 shall become effective, as of the date hereof, upon the receipt by the Administrative Agent
(x) of counterparts of this Amendment No. 3, duly executed and delivered by each of the Obligors and the Series 1 Lenders and (y) for the account of each Lender that consents to this Amendment No. 3 of an amendment fee in an amount equal to 0.50% of the sum of the Incremental Revolving Credit Exposures and unused Incremental Revolving Credit Commitments, if any, of each Lender.

          Section 5.  Miscellaneous. The Borrower shall pay all reasonable
                      -------------
expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 3. Except as herein provided, the Series 1 Incremental Revolving Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 3 to be duly executed by their respective authorized officers as of the day and year first above written.

                                       CHART INDUSTRIES, INC.

                                       By_________________________
                                         Name:
                                         Title:


                              SUBSIDIARY BORROWER
                              -------------------


                                       CHART HEAT EXCHANGERS LIMITED

                                       By_________________________
                                         Name:
                                         Title:

      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------

                              SUBSIDIARY GUARANTORS
                              ---------------------

                                       CHART HEAT EXCHANGERS LIMITED
                                         PARTNERSHIP

                                       By: CHART MANAGEMENT COMPANY, INC.,
                                           as its sole general partner

                                       By_________________________
                                         Name:
                                         Title:

                                       CHART INDUSTRIES FOREIGN SALES
                                         CORPORATION

                                       By_________________________
                                         Name:
                                         Title:

                                       CHART INTERNATIONAL INC.

                                       By_________________________
                                         Name:
                                         Title:

                                       CHART MANAGEMENT COMPANY, INC.

                                       By_________________________
                                         Name:
                                         Title:

      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------

                                       CHART LEASING, INC.

                                       By ________________________
                                         Name:
                                         Title:

                                       CHART, INC.

                                       By ________________________
                                         Name:
                                         Title:

                                       CHART INTERNATIONAL HOLDINGS, INC.

                                       By ________________________
                                        Name:
                                        Title:

                                       CHART ASIA, INC.

                                       By ________________________
                                         Name:
                                         Title:

                                       CAIRE INC.

                                       By ________________________
                                         Name:
                                         Title:

      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------

                                       COOLTEL, INC.

                                       By ________________________
                                         Name:
                                         Title:

                                       NEXGEN FUELING, INC.

                                       By ________________________
                                         Name:
                                         Title:

                                       GREENVILLE TUBE, LLC

                                       By ________________________
                                         Name:
                                         Title:

      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------

                                SERIES 1 LENDERS
                                ----------------

                                       JPMORGAN CHASE BANK

                                       By  ________________________
                                         Name:
                                         Title:

                                       NATIONAL CITY BANK

                                       By  ________________________
                                         Name:
                                         Title:

                                       BANK ONE, MICHIGAN

                                       By  ________________________
                                         Name:
                                         Title:

      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------

                                AMENDMENT NO. 3

          AMENDMENT NO. 3 dated as of March 15, 2002 (this "Amendment No. 3")
                                                            ---------------
to the Series 2 Incremental Revolving Credit Agreement referred to below, between CHART INDUSTRIES, INC. (the "Borrower"); the SUBSIDIARY BORROWER party
                                     --------
hereto; each of the SUBSIDIARY GUARANTORS party hereto; and the SERIES 2 LENDERS party hereto.

          The Borrower, the Subsidiary Borrower, the Subsidiary Guarantors, each of the Series 2 Lenders and the Administrative Agent are parties to (i) a Series 2 Incremental Revolving Credit Agreement dated as of April 17, 2001 (the "Series 2 Incremental Revolving Credit Agreement") and (ii) a Credit Agreement
 -----------------------------------------------
dated as of April 12, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Borrower, the
                                ----------------
Subsidiary Borrower, the Subsidiary Guarantors, the Series 2 Lenders and the Administrative Agent wish to amend the Series 2 Incremental Revolving Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1.   Definitions. Except as otherwise defined in this
                       -----------
Amendment No. 3, terms defined in the Credit Agreement and the Series 2 Incremental Revolving Credit Agreement are used herein as defined therein.

          Section 2.   Amendments. Subject to the satisfaction of the conditions
                       ----------
precedent specified in Section 4, but effective as of the date hereof, the Series 2 Incremental Revolving Credit Agreement shall be amended as follows:

          2.01. References in the Series 2 Incremental Revolving Credit Agreement (including references to the Series 2 Incremental Revolving Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Series 2 Incremental Revolving Credit Agreement as amended hereby.

          2.02.   The definition of "Series 2 Commitment Termination Date" in
Article I of the Series 2 Incremental Revolving Credit Agreement is hereby amended to read in its entirety as follows:

          "Series 2 Commitment Termination Date" means March 31, 2003.
           ------------------------------------

          Section 3.   Representations and Warranties. The Borrower represents
                       ------------------------------
and warrants to the Series 2 Lenders that (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 3 and (b) no Default shall have occurred and be continuing.

          Section 4.   Conditions Precedent. The amendments to the Series 2
                       --------------------
Incremental Revolving Credit Agreement set forth in Section 2 shall become effective, as of the date hereof, upon the receipt by the Administrative Agent
(x) of counterparts of this Amendment No. 3, duly

      Amendment No. 3 to Series 2 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------
executed and delivered by each of the Obligors and the Series 2 Lenders and (y) for the account of each Lender that consents to this Amendment No. 3 of an amendment fee in an amount equal to 0.50% of the sum of the Incremental Revolving Credit Exposures and unused Incremental Revolving Credit Commitments, if any, of each Lender.

          Section 5.   Miscellaneous. The Borrower shall pay all reasonable
                       -------------
expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 3. Except as herein provided, the Series 2 Incremental Revolving Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

      Amendment No. 3 to Series 2 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 3 to be duly executed by their respective authorized officers as of the day and year first above written.

                                       CHART INDUSTRIES, INC.

                                       By ________________________
                                         Name:
                                         Title:


                              SUBSIDIARY BORROWER
                              -------------------


                                       CHART HEAT EXCHANGERS LIMITED

                                       By ________________________
                                         Name:
                                         Title:

      Amendment No. 3 to Series 2 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------

                              SUBSIDIARY GUARANTORS
                              ---------------------

                                       CHART HEAT EXCHANGERS LIMITED
                                         PARTNERSHIP

                                       By: CHART MANAGEMENT COMPANY, INC.,
                                       as its sole general partner

                                       By ________________________
                                         Name:
                                         Title:

                                       CHART INDUSTRIES FOREIGN SALES
                                         CORPORATION

                                       By ________________________
                                         Name:
                                         Title:

                                       CHART INTERNATIONAL INC.

                                       By ________________________
                                         Name:
                                         Title:

                                       CHART MANAGEMENT COMPANY, INC.

                                       By ________________________
                                         Name:
                                         Title:

      Amendment No. 3 to Series 2 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------

                                       CHART LEASING, INC.

                                       By ________________________
                                         Name:
                                         Title:

                                       CHART, INC.

                                       By ________________________
                                         Name:
                                         Title:

                                       CHART INTERNATIONAL HOLDINGS, INC.

                                       By ________________________
                                        Name:
                                        Title:

                                       CHART ASIA, INC.

                                       By ________________________
                                         Name:
                                         Title:

                                       CAIRE INC.

                                       By ________________________
                                         Name:
                                         Title:

      Amendment No. 3 to Series 2 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------

                                       COOLTEL, INC.

                                       By ________________________
                                         Name:
                                         Title:

                                       NEXGEN FUELING, INC.

                                       By ________________________
                                         Name:
                                         Title:

                                       GREENVILLE TUBE, LLC

                                       By ________________________
                                         Name:
                                         Title:

      Amendment No. 3 to Series 2 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------

                                SERIES 2 LENDERS
                                ----------------

                                       FIRST MERIT BANK N.A.

                                       By ________________________
                                         Name:
                                         Title:


      Amendment No. 3 to Series 2 Incremental Revolving Credit Agreement
      ------------------------------------------------------------------